INCOME TAXES (Details) - USD ($)	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets:
Start-up and acquisition costs	$ 400,000	$ 180,000
Net operating losses	640,000	256,000
Deferred Tax Assets, Gross	1,040,000	436,000
Deferred tax liabilities:
Depreciation and amortization	0	(14,000)
Total	1,040,000	422,000
Valuation allowance	(1,040,000)	(422,000)
Net deferred tax assets	$ 0	$ 0